UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2012

Date of report (Date of earliest event reported)

TSR, INC.

(Exact Name of Registrant as Specified in its charter)

Delaware	0-8656	13-2635899
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

400 Oser Avenue, Hauppauge, NY	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 231-0333

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

TSR, Inc. (the “Company”) entered into an employment agreement on April 12, 2012, effective as of March 1, 2012, the day following the expiration of his prior employment agreement with Christopher Hughes, the President of TSR Consulting Services, Inc., the Company’s subsidiary and Senior Vice President of the Company. The employment agreement is for a term of five years, provides for an annual base salary of $300,000, which is the same base salary currently in effect, and an annual discretionary bonus.

Item 5.02	Departure of Directors of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

See Item 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.

By:	/s/ John G. Sharkey
	Name:	John G. Sharkey
	Title:	Vice President and Secretary

Date: April 13, 2012

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